Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of BitVentures Limited (the “Company”) on Form 20-F for the year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelvin Chun YU, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 16, 2026
By:	/s/ Kelvin Chun YU
Name:	Kelvin Chun YU
Title:	Head of Finance (Principal Financial Officer)